Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2015							2016							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
United States	$2,044	$1,837	$3,881	$2,044	$5,925	$2,263	$8,188	$2,537	$2,688	$5,225	$2,790	$8,015	$2,705	$10,720	20%	31%	—	—
Europe	782	974	1,756	813	2,569	922	3,491	870	1,039	1,909	946	2,855	1,360	4,215	48%	21%	(3)%	(2)%
Rest of the World	1,019	1,124	2,143	1,027	3,170	972	4,142	840	1,013	1,853	1,069	2,922	1,042	3,964	7%	(4)%	(3)%	(4)%
Other	196	228	424	185	609	130	739	144	131	275	117	392	136	528	5%	(29)%	N/A	N/A
Total	$4,041	$4,163	$8,204	$4,069	$12,273	$4,287	$16,560	$4,391	$4,871	$9,262	$4,922	$14,184	$5,243	$19,427	22%	17%	(2)%	(2)%

% of Revenues	2015							2016
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
United States	50.6%	44.1%	47.3%	50.2%	48.3%	52.8%	49.4%	57.8%	55.2%	56.4%	56.7%	56.5%	51.6%	55.2%
Europe	19.4%	23.4%	21.4%	20.0%	20.9%	21.5%	21.1%	19.8%	21.3%	20.6%	19.2%	20.1%	25.9%	21.7%
Rest of the World	25.2%	27.0%	26.1%	25.2%	25.8%	22.7%	25.0%	19.1%	20.8%	20.0%	21.7%	20.6%	19.9%	20.4%
Other	4.8%	5.5%	5.2%	4.6%	5.0%	3.0%	4.5%	3.3%	2.7%	3.0%	2.4%	2.8%	2.6%	2.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2015							2016							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$3,059	$3,572	$6,631	$3,552	$10,183	$3,862	$14,045	$3,964	$4,432	$8,396	$4,492	$12,888	$4,814	$17,702	25%	26%
Alliance and other revenues	982	591	1,573	517	2,090	425	2,515	427	439	866	430	1,296	429	1,725	1%	(31)%
Total Revenues	$4,041	$4,163	$8,204	$4,069	$12,273	$4,287	$16,560	$4,391	$4,871	$9,262	$4,922	$14,184	$5,243	$19,427	22%	17%

Cost of products sold	847	1,013	1,860	1,097	2,957	952	3,909	1,052	1,206	2,258	1,305	3,563	1,383	4,946	45%	27%
Marketing, selling and administrative	1,029	1,135	2,164	1,176	3,340	1,501	4,841	1,068	1,238	2,306	1,144	3,450	1,461	4,911	(3)%	1%
Research and development	1,016	1,856	2,872	1,132	4,004	1,916	5,920	1,136	1,266	2,402	1,138	3,540	1,400	4,940	(27)%	(17)%
Other (income)/expense	(299)	107	(192)	(323)	(515)	328	(187)	(520)	(454)	(974)	(224)	(1,198)	(87)	(1,285)	**	**
Total Expenses	2,593	4,111	6,704	3,082	9,786	4,697	14,483	2,736	3,256	5,992	3,363	9,355	4,157	13,512	(11)%	(7)%

Earnings/(Loss) Before Income Taxes	$1,448	$52	$1,500	$987	$2,487	$(410)	$2,077	$1,655	$1,615	$3,270	$1,559	$4,829	$1,086	$5,915	**	**
Provision for/(Benefit from) Income Taxes	249	162	411	257	668	(222)	446	449	427	876	344	1,220	188	1,408	**	**
Net Earnings/(Loss)	$1,199	$(110)	$1,089	$730	$1,819	$(188)	$1,631	$1,206	$1,188	$2,394	$1,215	$3,609	$898	$4,507	**	**
Net Earnings Attributable to Noncontrolling Interest	13	20	33	24	57	9	66	11	22	33	13	46	4	50	(56)%	(24)%
Net Earnings/(Loss) Attributable to BMS	$1,186	$(130)	$1,056	$706	$1,762	$(197)	$1,565	$1,195	$1,166	$2,361	$1,202	$3,563	$894	$4,457	**	**

Diluted Earnings/(Loss) per Common Share*	$0.71	$(0.08)	$0.63	$0.42	$1.05	$(0.12)	$0.93	$0.71	$0.69	$1.41	$0.72	$2.12	$0.53	$2.65	**	**
Average Common Shares Outstanding - Diluted	1,676	1,667	1,677	1,678	1,677	1,669	1,679	1,680	1,679	1,679	1,679	1,679	1,680	1,680	1%	—
Dividends declared per common share	$0.37	$0.37	$0.74	$0.37	$1.11	$0.38	$1.49	$0.38	$0.38	$0.76	$0.38	$1.14	$0.39	$1.53	3%	3%

	2015							2016
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	79.0%	75.7%	77.3%	73.0%	75.9%	77.8%	76.4%	76.0%	75.2%	75.6%	73.5%	74.9%	73.6%	74.5%

Other Ratios
Effective tax rate	17.2%	311.5%	27.4%	26.0%	26.9%	54.1%	21.5%	27.1%	26.4%	26.8%	22.1%	25.3%	17.3%	23.8%

Other (Income)/Expense	2015							2016							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$51	$49	$100	$41	$141	$43	$184	$43	$42	$85	$42	$127	$40	$167	(7)%	(9)%
Investment income	(30)	(26)	(56)	(18)	(74)	(27)	(101)	(24)	(25)	(49)	(32)	(81)	(24)	(105)	(11)%	4%
Provision for restructuring	12	28	40	10	50	68	118	4	18	22	19	41	68	109	—	(8)%
Litigation and other settlements	12	4	16	(2)	14	145	159	43	6	49	(1)	48	(1)	47	**	(70)%
Equity in net income of affiliates	(26)	(22)	(48)	(19)	(67)	(16)	(83)	(26)	(20)	(46)	(19)	(65)	(12)	(77)	(25)%	(7)%
Divestiture (gains)/losses	(154)	(8)	(162)	(208)	(370)	174	(196)	(270)	(283)	(553)	(21)	(574)	(2)	(576)	**	**
Royalties and licensing income	(98)	(97)	(195)	(63)	(258)	(125)	(383)	(254)	(167)	(421)	(158)	(579)	(140)	(719)	12%	88%
Transition and other service fees	(27)	(27)	(54)	(37)	(91)	(31)	(122)	(53)	(74)	(127)	(57)	(184)	(54)	(238)	74%	95%
Pension charges	27	36	63	48	111	49	160	22	25	47	19	66	25	91	(49)%	(43)%
Intangible asset impairment	13	—	13	—	13	—	13	15	—	15	—	15	—	15	—	15%
Equity investment impairment	—	—	—	—	—	—	—	—	45	45	—	45	—	45	—	N/A
Written option adjustment	(36)	—	(36)	(87)	(123)	—	(123)	—	—	—	—	—	—	—	—	(100)%
Loss on debt redemption	—	180	180	—	180	—	180	—	—	—	—	—	—	—	—	(100)%
Other	(43)	(10)	(53)	12	(41)	48	7	(20)	(21)	(41)	(16)	(57)	13	(44)	(73)%	**
	$(299)	$107	$(192)	$(323)	$(515)	$328	$(187)	$(520)	$(454)	$(974)	$(224)	$(1,198)	$(87)	$(1,285)	**	**

*	Quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
**	In excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED DECEMBER 31, 2016
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2016	2015	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2016 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$5,243	$4,287	$956	22%	$(60)	$5,303	(2)%	24%
Gross profit	3,860	3,335	525	16%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	3,866	3,345	521	16%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of revenues	73.7%	78.0%

Marketing, selling and administrative	1,461	1,501	(40)	(3)%	31	1,492	2%	(1)%
Marketing, selling and administrative excluding specified items(a)	1,461	1,497	(36)	(2)%	31	1,492	2%	—

MS&A excluding specified items as a % of revenues	27.9%	34.9%

Research and development	1,400	1,916	(516)	(27)%	7	1,407	—	(27)%
Research and development excluding specified items(a)	1,214	1,175	39	3%	8	1,222	1%	4%

Research and development excluding specified items as a % of revenues	23.2%	27.4%

YEAR-TO-DATE	2016	2015	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2016 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$19,427	$16,560	$2,867	17%	$(237)	$19,664	(2)%	19%
Gross profit	14,481	12,651	1,830	14%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	14,502	12,735	1,767	14%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of revenues	74.6%	76.9%

Marketing, selling and administrative	4,911	4,841	70	1%	80	4,991	2%	3%
Marketing, selling and administrative excluding specified items(a)	4,911	4,831	80	2%	80	4,991	1%	3%

MS&A excluding specified items as a % of revenues	25.3%	29.2%

Research and development	4,940	5,920	(980)	(17)%	19	4,959	1%	(16)%
Research and development excluding specified items(a)	4,405	4,037	368	9%	20	4,425	1%	10%

Research and development excluding specified items as a % of revenues	22.7%	24.4%

(a)	Refer to the Specified Items schedule for further details.

*	Foreign exchange impacts were derived by applying the prior period average currency rates to the current period sales and expenses.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2015							2016							Growth $		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Oncology(a)
Empliciti	$—	$—	$—	$—	$—	$3	$3	$28	$34	$62	$41	$103	$47	$150	$44	$147	**	**
Erbitux	165	169	334	167	501	—	501	—	—	—	—	—	—	—	—	(501)	—	(100)%
Opdivo	40	122	162	305	467	475	942	704	840	1,544	920	2,464	1,310	3,774	835	2,832	**	**
Sprycel	375	405	780	411	1,191	429	1,620	407	451	858	472	1,330	494	1,824	65	204	15%	13%
Yervoy	325	296	621	240	861	265	1,126	263	241	504	285	789	264	1,053	(1)	(73)	—	(6)%
Cardiovascular(a)
Eliquis	355	437	792	466	1,258	602	1,860	734	777	1,511	884	2,395	948	3,343	346	1,483	57%	80%
Immunoscience(a)
Orencia(b)	400	461	861	484	1,345	540	1,885	475	593	1,068	572	1,640	625	2,265	85	380	16%	20%
Virology(a)
Baraclude	340	343	683	320	1,003	309	1,312	291	299	590	306	896	296	1,192	(13)	(120)	(4)%	(9)%
Hepatitis C Franchise(c)	264	479	743	402	1,145	458	1,603	427	546	973	379	1,352	226	1,578	(232)	(25)	(51)%	(2)%
Reyataz Franchise	294	303	597	270	867	272	1,139	221	247	468	238	706	206	912	(66)	(227)	(24)%	(20)%
Sustiva Franchise(d)	290	317	607	333	940	312	1,252	273	271	544	275	819	246	1,065	(66)	(187)	(21)%	(15)%
Neuroscience(a)
Abilify(e)	554	107	661	46	707	39	746	33	35	68	29	97	31	128	(8)	(618)	(21)%	(83)%

Mature Products and All Other(f)	639	724	1,363	625	1,988	583	2,571	535	537	1,072	521	1,593	550	2,143	(33)	(428)	(6)%	(17)%

Total	$4,041	$4,163	$8,204	$4,069	$12,273	$4,287	$16,560	$4,391	$4,871	$9,262	$4,922	$14,184	$5,243	$19,427	$956	$2,867	22%	17%

**	In excess of +/- 100%
(a)	Key products listed do not represent all products in the respective therapeutic areas.
(b)
Includes Orencia SubQ revenues of $323 million and $262 million for the three months ended December 31, 2016 and 2015, respectively, and $1,107 million and $872 million for the twelve months ended December 31, 2016 and 2015, respectively.

(c)
Includes Daklinza (daclatasvir) revenues of $221 million and $423 million for the three months ended December 31, 2016 and 2015, respectively, and $1,550 million and $1,315 million for the twelve months ended December 31, 2016 and 2015, respectively.

(d)
The Sustiva Franchise includes sales of Sustiva and revenue from sales of bulk efavirenz included in the combination therapy, Atripla. Includes alliance revenue of $217 million and $273 million for the three months ended December 31, 2016 and 2015, respectively, and $934 million and $1,096 million for the twelve months ended December 31, 2016 and 2015, respectively.

(e)
Includes alliance revenue of $7 million for the three months ended December 31, 2015 and $604 million for the twelve months ended December 31, 2015. BMS's U.S. commercialization rights to Abilify expired in April 2015.

(f)	Represents all other products, including those which have lost exclusivity in major markets, over the counter brands and royalty-related revenue.

Note: 2015 year-to-date revenues of new and inline brands grew 41% excluding Abilify, Baraclude and the Sustiva Franchise.

BRISTOL-MYERS SQUIBB COMPANY
U.S. REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2015							2016							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Oncology
Empliciti	$—	$—	$—	$—	$—	$3	$3	$28	$33	$61	$36	$97	$36	$133	**	**
Erbitux	157	165	322	165	487	—	487	—	—	—	—	—	—	—	—	(100)%
Opdivo	38	107	145	268	413	410	823	594	643	1,237	712	1,949	715	2,664	74%	**
Sprycel	181	205	386	215	601	228	829	210	233	443	259	702	267	969	17%	17%
Yervoy	181	136	317	121	438	164	602	199	179	378	222	600	202	802	23%	33%
Cardiovascular
Eliquis	200	243	443	245	688	335	1,023	468	444	912	512	1,424	539	1,963	61%	92%
Immunoscience
Orencia(a)	259	310	569	330	899	372	1,271	321	401	722	387	1,109	423	1,532	14%	21%
Virology
Baraclude	46	37	83	25	108	27	135	17	15	32	17	49	17	66	(37)%	(51)%
Hepatitis C Franchise(b)	—	—	—	111	111	212	323	259	294	553	192	745	82	827	(61)%	**
Reyataz Franchise	143	157	300	149	449	142	591	120	122	242	125	367	117	484	(18)%	(18)%
Sustiva Franchise(c)	234	258	492	280	772	269	1,041	228	227	455	234	689	212	901	(21)%	(13)%
Neuroscience
Abilify	508	67	575	18	593	7	600	—	—	—	—	—	—	—	(100)%	(100)%

Mature Products and All Other(d)	97	152	249	117	366	94	460	93	97	190	94	284	95	379	1%	(18)%

Total(e)	$2,044	$1,837	$3,881	$2,044	$5,925	$2,263	$8,188	$2,537	$2,688	$5,225	$2,790	$8,015	$2,705	$10,720	20%	31%

**	In excess of +/- 100%
(a)
Includes Orencia SubQ revenues of $203 million and $174 million for the three months ended December 31, 2016 and 2015, respectively, and $693 million and $567 million for the twelve months ended December 31, 2016 and 2015, respectively.

(b)	Includes revenues of Daklinza (daclastasvir) only, which was launched in the U.S. in the third quarter of 2015.
(c)	The Sustiva Franchise includes sales of Sustiva, as well as revenue from sales of bulk efavirenz included in the combination therapy, Atripla.
(d)	Represents all other products sold in the U.S., including those which have lost exclusivity.
(e)	Includes United States and Puerto Rico.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2015							2016							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Oncology
Empliciti	$—	$—	$—	$—	$—	$—	$—	$—	$1	$1	$5	$6	$11	$17	N/A	N/A
Erbitux	8	4	12	2	14	—	14	—	—	—	—	—	—	—	—	(100)%
Opdivo	2	15	17	37	54	65	119	110	197	307	208	515	595	1,110	**	**
Sprycel	194	200	394	196	590	201	791	197	218	415	213	628	227	855	13%	8%
Yervoy	144	160	304	119	423	101	524	64	62	126	63	189	62	251	(39)%	(52)%
Cardiovascular
Eliquis	155	194	349	221	570	267	837	266	333	599	372	971	409	1,380	53%	65%
Immunoscience
Orencia	141	151	292	154	446	168	614	154	192	346	185	531	202	733	20%	19%
Virology
Baraclude	294	306	600	295	895	282	1,177	274	284	558	289	847	279	1,126	(1)%	(4)%
Hepatitis C Franchise(a)	264	479	743	291	1,034	246	1,280	168	252	420	187	607	144	751	(41)%	(41)%
Reyataz Franchise	151	146	297	121	418	130	548	101	125	226	113	339	89	428	(32)%	(22)%
Sustiva Franchise(b)	56	59	115	53	168	43	211	45	44	89	41	130	34	164	(21)%	(22)%
Neuroscience
Abilify(c)	46	40	86	28	114	32	146	33	35	68	29	97	31	128	(3)%	(12)%

Mature Products and All Other(d)	542	572	1,114	508	1,622	489	2,111	442	440	882	427	1,309	455	1,764	(7)%	(16)%

Total(e)	$1,997	$2,326	$4,323	$2,025	$6,348	$2,024	$8,372	$1,854	$2,183	$4,037	$2,132	$6,169	$2,538	$8,707	25%	4%

**	In excess of +/- 100%
(a)
Includes Daklinza (daclatasvir) revenues of $139 million and $211 million for the three months ended December 31, 2016 and 2015, respectively, and $723 million and $992 million for the twelve months ended December 31, 2016 and 2015, respectively.

(b)	The Sustiva Franchise includes sales of Sustiva and revenue from sales of bulk efavirenz included in the combination therapy, Atripla.
(c)	Includes revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(d)	Represents all other products, including those which have lost exclusivity in major markets, over the counter brands and royalty-related revenue.
(e)	When adjusted for foreign exchange impact, total revenues increased 28% for the fourth quarter and increased 7% year to date.

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2015							2016
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Cost of products sold(a)	$34	$25	$59	$15	$74	$10	$84	$4	$4	$8	$7	$15	$6	$21

Marketing, selling and administrative	1	3	4	2	6	4	10	—	—	—	—	—	—	—

License and asset acquisition charges	162	869	1,031	94	1,125	554	1,679	125	139	264	45	309	130	439
IPRD impairments	—	—	—	—	—	160	160	—	—	—	—	—	13	13
Accelerated depreciation and other	—	2	2	15	17	27	44	13	13	26	14	40	43	83
Research and development	162	871	1,033	109	1,142	741	1,883	138	152	290	59	349	186	535

Provision for restructuring	12	28	40	10	50	65	115	4	18	22	19	41	68	109
Divestiture (gains)/losses	(152)	(8)	(160)	(198)	(358)	171	(187)	(269)	(277)	(546)	(13)	(559)	—	(559)
Pension charges	27	36	63	48	111	49	160	22	25	47	19	66	25	91
Written option adjustment	(36)	—	(36)	(87)	(123)	—	(123)	—	—	—	—	—	—	—
Litigation and other settlements	14	1	15	—	15	143	158	43	—	43	(3)	40	—	40
Intangible asset impairment	13	—	13	—	13	—	13	15	—	15	—	15	—	15
Loss on debt redemption	—	180	180	—	180	—	180	—	—	—	—	—	—	—
Royalties and licensing income	—	—	—	—	—	—	—	—	—	—	—	—	(10)	(10)
Other (income)/expense	(122)	237	115	(227)	(112)	428	316	(185)	(234)	(419)	22	(397)	83	(314)

Increase/(decrease) to pretax income	75	1,136	1,211	(101)	1,110	1,183	2,293	(43)	(78)	(121)	88	(33)	275	242

Income tax on items above	(68)	(116)	(184)	43	(141)	(339)	(480)	83	76	159	(3)	156	(105)	51

Increase/(decrease) to net earnings	$7	$1,020	$1,027	$(58)	$969	$844	$1,813	$40	$(2)	$38	$85	$123	$170	$293

(a)	Specified items in cost of products sold are accelerated depreciation, asset impairment and other shutdown costs.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN GAAP LINE ITEMS TO CERTAIN NON-GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2015							2016
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$3,194	$3,150	$6,344	$2,972	$9,316	$3,335	$12,651	$3,339	$3,665	$7,004	$3,617	$10,621	$3,860	$14,481
Specified items(a)	34	25	59	15	74	10	84	4	4	8	7	15	6	21
Gross profit excluding specified items	3,228	3,175	6,403	2,987	9,390	3,345	12,735	3,343	3,669	7,012	3,624	10,636	3,866	14,502

Marketing, selling and administrative	1,029	1,135	2,164	1,176	3,340	1,501	4,841	1,068	1,238	2,306	1,144	3,450	1,461	4,911
Specified items(a)	(1)	(3)	(4)	(2)	(6)	(4)	(10)	—	—	—	—	—	—	—
Marketing, selling and administrative excluding specified items	1,028	1,132	2,160	1,174	3,334	1,497	4,831	1,068	1,238	2,306	1,144	3,450	1,461	4,911

Research and development	1,016	1,856	2,872	1,132	4,004	1,916	5,920	1,136	1,266	2,402	1,138	3,540	1,400	4,940
Specified items(a)	(162)	(871)	(1,033)	(109)	(1,142)	(741)	(1,883)	(138)	(152)	(290)	(59)	(349)	(186)	(535)
Research and development excluding specified items	854	985	1,839	1,023	2,862	1,175	4,037	998	1,114	2,112	1,079	3,191	1,214	4,405

Other (income)/expense	(299)	107	(192)	(323)	(515)	328	(187)	(520)	(454)	(974)	(224)	(1,198)	(87)	(1,285)
Specified items(a)	122	(237)	(115)	227	112	(428)	(316)	185	234	419	(22)	397	(83)	314
Other (income)/expense excluding specified items	(177)	(130)	(307)	(96)	(403)	(100)	(503)	(335)	(220)	(555)	(246)	(801)	(170)	(971)

(a)	Refer to the Specified Items schedule for further details.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited, dollars in millions)

	2015							2016
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Earnings/(loss) before income taxes	$1,448	$52	$1,500	$987	$2,487	$(410)	$2,077	$1,655	$1,615	$3,270	$1,559	$4,829	$1,086	$5,915
Specified items(a)	75	1,136	1,211	(101)	1,110	1,183	2,293	(43)	(78)	(121)	88	(33)	275	242
Earnings before income taxes excluding specified items	1,523	1,188	2,711	886	3,597	773	4,370	1,612	1,537	3,149	1,647	4,796	1,361	6,157

Provision for/(benefit from) income taxes	249	162	411	257	668	(222)	446	449	427	876	344	1,220	188	1,408
Tax on specified items(a)	(68)	(116)	(184)	43	(141)	(339)	(480)	83	76	159	(3)	156	(105)	51
Provision for income taxes excluding tax on specified items	317	278	595	214	809	117	926	366	351	717	347	1,064	293	1,357

Net earnings/(loss) attributable to BMS used for Diluted EPS Calculation - GAAP	1,186	(130)	1,056	706	1,762	(197)	1,565	1,195	1,166	2,361	1,202	3,563	894	4,457
Specified items(a)	7	1,020	1,027	(58)	969	844	1,813	40	(2)	38	85	123	170	293
Net earnings attributable to BMS used for Diluted EPS Calculation excluding specified items - Non-GAAP	1,193	890	2,083	648	2,731	647	3,378	1,235	1,164	2,399	1,287	3,686	1,064	4,750

Weighted-average Common shares Outstanding - Diluted- GAAP	1,676	1,667	1,677	1,678	1,677	1,669	1,679	1,680	1,679	1,679	1,679	1,679	1,680	1,680
Incremental shares Attributable to Share-Based compensation Plans	—	10	—	—	—	12	—	—	—	—	—	—	—	—
Weighted-average Common shares Outstanding - Diluted- Non-GAAP	1,676	1,677	1,677	1,678	1,677	1,681	1,679	1,680	1,679	1,679	1,679	1,679	1,680	1,680

Diluted Earnings/(loss) Per Share - GAAP	$0.71	$(0.08)	$0.63	$0.42	$1.05	$(0.12)	$0.93	$0.71	$0.69	$1.41	$0.72	$2.12	$0.53	$2.65
Diluted Earnings/(loss) Per Share attributable to specified items	—	0.61	0.61	(0.03)	0.58	0.50	1.08	0.03	—	0.02	0.05	0.08	0.10	0.18
Diluted Earnings Per Share - Non-GAAP	$0.71	$0.53	$1.24	$0.39	$1.63	$0.38	$2.01	$0.74	$0.69	$1.43	$0.77	$2.20	$0.63	$2.83

Effective Tax Rate	17.2%	311.5%	27.4%	26.0%	26.9%	54.1%	21.5%	27.1%	26.4%	26.8%	22.1%	25.3%	17.3%	23.8%
Specified items (a)	3.6%	(288.1)%	(5.5)%	(1.8)%	(4.4)%	(39.0)%	(0.3)%	(4.4)%	(3.6)%	(4.0)%	(1.0)%	(3.1)%	4.2%	(1.8)%
Effective Tax Rate excluding specified items	20.8%	23.4%	21.9%	24.2%	22.5%	15.1%	21.2%	22.7%	22.8%	22.8%	21.1%	22.2%	21.5%	22.0%

(a)	Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Cash and cash equivalents	$6,294	$4,199	$3,975	$2,385	$2,644	$2,934	$3,432	$4,237
Marketable securities - current	1,313	1,277	1,438	1,885	1,663	1,717	2,128	2,113
Marketable securities - non-current	4,279	4,632	4,627	4,660	3,689	3,281	3,035	2,719
Cash, cash equivalents and marketable securities	11,886	10,108	10,040	8,930	7,996	7,932	8,595	9,069

Short-term borrowings and current portion of long-term debt	(330)	(755)	(642)	(139)	(106)	(155)	(990)	(992)
Long-term debt	(7,127)	(6,615)	(6,632)	(6,550)	(6,593)	(6,581)	(5,836)	(5,716)
Net cash position	$4,429	$2,738	$2,766	$2,241	$1,297	$1,196	$1,769	$2,361

BRISTOL-MYERS SQUIBB COMPANY
2017 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2017

	Pre-tax	Tax	After-tax
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP			$2.47 to $2.67

Projected Specified Items:
Restructuring, accelerated depreciation and other shutdown costs (1)	0.33	0.11	0.22
Divestiture gains	(0.06)	(0.02)	(0.04)
Research and development license and asset acquisition charges	0.19	0.01	0.18
Pension charges	0.08	0.03	0.05
Litigation and other settlements	(0.28)	(0.10)	(0.18)
Total	0.26	0.03	0.23

Projected Diluted Earnings Attributable to Shareholders per Common Share - non-GAAP			$2.70 to $2.90

(1) Includes items recognized in Research and development and Other (income)/expense.

Note - The above per-share amounts include certain rounding adjustments.

The following table summarizes the company's 2017 financial guidance:

Line item	GAAP	Non-GAAP

Gross margin as a percent of revenue	Approximately 72%-73%	Approximately 72%-73%

Marketing, selling and administrative expense	Decrease in mid to high-single digits compared to 2016	Decrease in mid to high-single digits compared to 2016

Research and development expense	Increase in the high-single digits compared to 2016	Increase in the high-single digits compared to 2016

Effective tax rate	Approximately 21%	Approximately 21%

The GAAP financial results for the full year 2017 will include specified items, including gains on divestitures, charges associated with downsizing and streamlining worldwide operations, in-process research and development (IPRD), license and asset acquisition charges, charges related to significant legal proceedings, licensed asset impairments, restructuring and pension charges.  The GAAP financial results for 2017 could also include other specified items that have not yet been identified and quantified, including any additional gains or losses from divestitures, license and asset acquisition charges, charges for IPRD and licensed asset impairments, recoveries relating to significant legal proceedings and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Reports Fourth Quarter 2016 Financial Results, January 26, 2017 including “2017 Financial Guidance” and “Use of non-GAAP Financial Information” therein.